                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     Filed by the registrant /X/
     Filed by a party other than the registrant / /
     Check the appropriate box:
     / / Preliminary proxy statement
     /X/ Definitive proxy statement
     / / Definitive additional materials
     / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                           SOUTHWEST GAS CORPORATION
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


                           SOUTHWEST GAS CORPORATION
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)
Payment of filing fee (Check the appropriate box):
     / / $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
     / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
     0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transactions applies:

- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

- --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------
     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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

                                     [LOGO]

   5241 SPRING MOUNTAIN ROAD - P.O. BOX 98510 - LAS VEGAS, NEVADA 89193-8510

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                       TO BE HELD THURSDAY, MAY 12, 1994

     NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of Southwest Gas Corporation ("Company") will be held on Thursday, May 12, 1994, at 10:00 a.m. in the auditorium of the Company's Headquarters office building, 5241 Spring Mountain Road, Las Vegas, Nevada, for the following purposes:

     (1) To elect 11 directors of the Company;

     (2) To consider and approve a proposed amendment to the Company's Restated Articles of Incorporation, set forth as Exhibit A to this Proxy Statement, to provide for a classified board of directors having staggered three-year terms;

     (3) To consider and approve the Management Incentive Plan, set forth as Exhibit B to this Proxy Statement, for key management employees of the Company;

     (4) To consider the continued retention of Arthur Andersen & Co. as independent public accountants; and

     (5) To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has established Tuesday, March 15, 1994, as the record date for the determination of shareholders entitled to vote at the annual meeting and to receive notice thereof. Only holders of the Company's Common Stock are entitled to vote at the meeting.

     Shareholders are cordially invited to attend the meeting in person. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.

     Copies of the Summary Annual Report to Shareholders and Form 10-K Annual Report for the year ended December 31, 1993 are enclosed.

                                                          [SIG]
                                                    Thomas J. Trimble
                                          Senior Vice President/General Counsel
                                                 and Corporate Secretary

March 31, 1994

LOGO



Michael O. Maffie, President and C.E.O.


                                                                  March 31, 1994

Dear Shareholder:

     You are cordially invited to the Annual Meeting of Shareholders of Southwest Gas Corporation scheduled to be held on Thursday, May 12, 1994, in the auditorium of the Company's Headquarters office building, 5241 Spring Mountain Road, Las Vegas, Nevada, commencing at 10:00 a.m. Your Board of Directors looks forward to greeting personally those shareholders able to attend.

     It is important that your shares are represented and voted at the meeting regardless of the number of shares you own and whether or not you plan to attend. Accordingly, we request you to sign, date and mail the enclosed proxy at your earliest convenience.

     Your interest and participation in the affairs of the Company are sincerely appreciated.

                                          Sincerely,

                                          [SIG]

                                LOCATION OF 1994
                         ANNUAL MEETING OF SHAREHOLDERS

                           5241 SPRING MOUNTAIN ROAD

                           *SHAREHOLDER PARKING WILL
                          BE IN THE WEST PARKING LOT.
                          ATTENDANTS WILL BE AVAILABLE
                             TO PROVIDE ASSISTANCE.

                                     (MAP)

                           SOUTHWEST GAS CORPORATION

   5241 SPRING MOUNTAIN ROAD - P.O. BOX 98510 - LAS VEGAS, NEVADA 89193-8510

                                PROXY STATEMENT
                                 MARCH 31, 1994

     This Statement is furnished in connection with the solicitation by the Board of Directors of the Company of proxies representing Common Stock to be voted at the annual meeting of shareholders of the Company to be held on May 12, 1994 and at any adjournment thereof. This proxy statement and accompanying proxy card are being mailed to shareholders on or about March 31, 1994.

     A form of proxy is enclosed for your use. The Company will acknowledge revocation of any proxy upon request of the record holder made in person or in writing prior to the exercise of the proxy, or upon receipt of a valid proxy bearing a later date. Delivery of said revocation or valid proxy bearing a later date shall be made upon the Corporate Secretary of the Company. If a shareholder executes two or more proxies with respect to the same shares, the proxy bearing the most recent date will be honored if otherwise valid. All shares represented by valid proxies received pursuant to this solicitation will be voted at the annual meeting. Where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, his shares will be voted in accordance with each specification so made.

     The entire cost of soliciting proxies will be paid by the Company. In following up the original mail solicitation of proxies, the Company will make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of the shares and will reimburse them for their expenses in so doing. Under an agreement with the Company, Beacon Hill Partners, New York, NY will assist in obtaining proxies from certain larger and other shareholders at an estimated cost of $3,000 plus certain expenses.


     The total number of shares of Common Stock outstanding at March 15, 1994, the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting, was 21,027,937. Only holders of Common Stock on the record date are entitled to notice of and to vote at the annual meeting of shareholders. The Company will appoint one or three employees to function as inspectors of election in advance of the meeting to tabulate votes to ascertain whether a quorum is present and to determine the voting results on all matters presented to shareholders. A simple majority of all shares of Common Stock entitled to vote, represented in person or by proxy, constitutes a quorum. The affirmative vote of a simple majority of the shares represented and voting at a duly held meeting (which shares voting affirmatively also constitute at least a majority of the required quorum) is necessary for the election of each nominee for director and for shareholder approval of the Company's Management Incentive Plan. Shareholder approval of a classified board of directors requires an affirmative vote of the majority of shares outstanding as of the Record Date. Abstentions and broker non-votes are each included in the determination of the number of shares present; however, they are not counted for the purpose of determining the election of each nominee for director.


     Each share of Common Stock is entitled to one vote. Shareholders have cumulative voting rights with respect to the election of directors, if certain conditions are met. Any shareholder otherwise entitled to vote may cumulate his votes if, prior to the voting, he has given notice, either in person at the meeting, or by proxy, that he intends to cumulate his votes. A shareholder electing to cumulate his votes may cast as many votes as there are directors to be elected, multiplied by the number of shares of Common Stock standing in his name on the books of the Company at the close of business on the record date. He may cast all of his votes for one candidate or allocate them among two or more candidates in any manner he chooses. If any one shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination.

     The persons named in the proxies solicited by the Board of Directors, unless otherwise instructed, intend to vote the shares represented by them equally for each of the 11 candidates for the office of director named in this Proxy Statement; HOWEVER, if sufficient numbers of shareholders exercise cumulative voting rights to elect one or more other candidates, the management proxies will (1) determine the number of directors they are entitled to elect,
(2) select such number from among the named candidates, choosing those having the greatest number of other votes after taking into consideration all "Withhold Authority" instructions, (3) cumulate their votes, and (4) cast their votes for each candidate among the number they are entitled to elect in such manner that each shall receive, as nearly as possible, the same number of votes.

                             ELECTION OF DIRECTORS
                           (ITEM 1 ON THE PROXY CARD)

NAMES AND QUALIFICATIONS OF NOMINEES


     Each director elected at the annual meeting of shareholders will serve until the next annual meeting (normally held on the second Thursday of May) and until his or her successor shall be elected and qualified. On January 18, 1994 the Board of Directors amended the Company's bylaws decreasing the number of directors to 11, effective May 12, 1994. The 11 nominees were elected to their present term of office at the last annual meeting of shareholders on May 13, 1993. If Proposal 2 in this Proxy Statement, "APPROVAL OF AMENDMENT TO RESTATED ARTICLES OF INCORPORATION WITH RESPECT TO THE CLASSIFICATION OF THE BOARD," is approved by shareholders and each nominee is elected, Ralph C. Batastini, Manuel
J. Cortez and Thomas Y. Hartley will be designated as Class I directors and will serve for a term ending as of the May 1995 Annual Meeting, Michael B. Jager, Leonard R. Judd, Michael O. Maffie and Carolyn M. Sparks will be designated as Class II directors and will serve for a term ending as of the May 1996 Annual Meeting and Lloyd T. Dyer, Kenny C. Guinn, James R. Lincicome and Robert S. Sundt will be designated as Class III directors and will serve for a term ending as of the May 1997 Annual Meeting. If the classified board amendment is not approved, all nominees will serve until the 1995 Annual Meeting and until his or her successor shall be elected and qualified.


     The names of the nominees for election to the Board of Directors, the principal occupation of each nominee and his or her employer for the last five years or longer, and the principal business of the corporation or other organization, if any, in which such occupation or employment is carried on, follow.

RALPH C. BATASTINI

Former President, Vice Chairman and Chief Financial Officer,
The Dial Corp. (Formerly The Greyhound Corporation)

Director Since: 1992
Board Committees: Audit (Chairman), Pension Plan Investment

     Mr. Batastini, 64, received his undergraduate degree from Illinois State University and his M.B.A. degree in finance from the University of Chicago. He joined The Greyhound Corporation in 1957 and retired in 1984 as vice chairman and chief financial officer. At the time of his retirement Mr. Batastini headed Greyhound's financial group of companies involved in capital equipment leasing, computer leasing, reinsurance, money orders, mortgage insurance and real estate. He subsequently served as president of Batastini & Co. from 1985 to 1990. He currently serves on the boards of the Barrow Neurological Foundation and the Arizona Club and was elected a director of PriMerit Bank in 1992.
- --------------------------------------------------------------------------------

MANUEL J. CORTEZ
President and Chief Executive Officer
Las Vegas Convention and Visitors Authority

Director Since: 1991
Board Committees: Nominating and Compensation, Pension Plan Investment


     Mr. Cortez, 55, served four terms (1977-1990) on the Clark County Commission and is a former chairman of the Commission. He has been active on various boards, including the Environmental Quality Policy Review Board, the Las Vegas Valley Water District Board of Directors and the University Medical Center Board of Trustees and has served as chairman of the Liquor and Gaming Licensing Board and the Clark County Sanitation District. He has also held leadership roles with numerous civic and charitable organizations such as Boys and Girls Clubs of Clark County, Lied Discovery Childrens Museum and Boys Town. Currently, Mr. Cortez holds professional memberships in the American Society of Association Executives, the Professional Convention Managers Association, the International Association of Convention and Visitors Bureaus and the American Society of Travel Agents. He was elected a director of PriMerit Bank in 1991.

- --------------------------------------------------------------------------------

LLOYD T. DYER
Retired President and Chief Executive Officer
Harrah's

Director Since: 1978
Board Committees: Executive, Nominating and Compensation

     Mr. Dyer, 66, obtained a degree in banking and finance from the University of Utah prior to his employment with Harrah's, a hotel/gaming corporation with its principal facilities in Reno and Lake Tahoe, in 1957. He was elected president and chief operating officer of Harrah's in 1975, and elected president and chief executive officer in 1978. He remained in those positions with Harrah's until his retirement in April 1980. Mr. Dyer became a director of PriMerit Bank in 1986. He is also a trustee of the William F. Harrah estate.

KENNY C. GUINN

Chairman of the Board
Southwest Gas Corporation and PriMerit Bank

Director Since: 1981
Board Committees: Executive, Nominating and Compensation

     Mr. Guinn, 57, was appointed President and Chief Operating Officer of Southwest Gas Corporation in May 1987, Chairman and Chief Executive Officer in October 1988 and was elected Chairman of the Board in May 1993. He retired as a full-time employee of the Company in August 1993. Mr. Guinn is actively involved in numerous business, charitable and civic activities. He serves as chairman of the Las Vegas Metropolitan Police Fiscal Affairs Committee and is chairman of the Board of Trustees for the University of Nevada Las Vegas Foundation. He is also a director for Oasis Residential, Inc. and Boyd Gaming Corporation. Mr.
Guinn was elected a director of PriMerit Bank in 1980 and has served as Chairman of the Board of Directors of PriMerit since 1987.
- --------------------------------------------------------------------------------

THOMAS Y. HARTLEY
President and Chief Operating Officer
Colbert Golf Design and Development, Inc.

Director Since: 1991
Board Committees: Audit, Nominating and Compensation


     Mr. Hartley, 60, obtained his degree in business from Ohio University in 1955, and was employed in various capacities by Deloitte Haskins & Sells from 1959 until his retirement as an area managing partner in 1988. Mr. Hartley is actively involved in numerous business and civic activities. He is past chairman of the Nevada Development Authority, Chairman of the Las Vegas Founders Golf Foundation, vice chairman of the University of Nevada Las Vegas Foundation, a member of the board of trustees of the Las Vegas Chamber of Commerce and past president of the Boulder Dam Area Council of the Boy Scouts of America. He is a director of Rio Hotel and Casino, Inc., Sierra Health Services, Inc. and was elected a director of PriMerit Bank in 1991.

- --------------------------------------------------------------------------------

MICHAEL B. JAGER
Private Investor

Director Since: 1989
Board Committees: Audit, Pension Plan Investment

     Mr. Jager, 62, obtained a degree in petroleum geology from Stanford University in 1955. After a four-year employment with the Richfield Oil Corporation as a petroleum geologist, he joined the Frank H. Ayres & Son Construction Company and was involved in the construction of subdivisions and homes in southern California until 1979. Since that time he has consulted in the single family residential development industry, and owns and manages a number of businesses in Oregon and Nevada. He was elected a director of PriMerit Bank in 1989.

LEONARD R. JUDD
Former President, Chief Operating Officer and Director
Phelps Dodge Corporation

Director Since: 1988
Board Committees: Audit, Nominating and Compensation (Chairman)


     Mr. Judd, 55, former president, chief operating officer and director of Phelps Dodge Corporation, joined Phelps Dodge in 1963 and worked at that company's operations in Arizona, New Mexico and New York City. He was elected to the Phelps Dodge board of directors in 1987, president of Phelps Dodge Mining Company in 1988 and became president and chief operating officer of Phelps Dodge in 1989. He remained in those positions until November 1991. Mr. Judd is a member of various professional organizations and is active in numerous civic groups. He serves as a director of Kasler Holding Company and The University of Arizona and Montana College of Mineral Science and Technology Foundations. He was elected a director of PriMerit Bank in 1988.

- --------------------------------------------------------------------------------

JAMES R. LINCICOME
Retired Executive Vice President and General Manager
Government Electronics Group, Motorola Corporation

Director Since: 1987
Board Committees: Audit, Executive, Nominating and Compensation

     Mr. Lincicome, 68, was employed by Motorola in its Communications Division in 1950. After progressing through positions in that Division, he transferred to the Government Electronics Group, where from 1979 until his retirement in 1987, he was General Manager responsible for various national defense, space exploration and other government related programs. Mr. Lincicome is a member of various professional organizations and is past Chairman of the Arizona State University Engineering Advisory Council, Junior Achievement of Central Arizona, the Phoenix Urban League, United for Arizona and the Valley of the Sun United
Way. He has held a number of leadership roles in other civic and charitable organizations in Arizona, including the Research Committee of the Arizona Town Hall and Board Member of the Goldwater Institute, and was vice chairman of the Government Division of the Electronic Industries Association in 1986. He was elected a director of PriMerit Bank in 1988 and of Atherton Technology in 1994.
- --------------------------------------------------------------------------------

MICHAEL O. MAFFIE
President and Chief Executive Officer
Southwest Gas Corporation

Director Since: 1988
Board Committees: Executive

     Mr. Maffie, 46, joined the company in 1978 as Treasurer after seven years with Arthur Andersen & Co. He was named Vice President/Finance and Treasurer in 1982, Senior Vice President and Chief Financial Officer in 1984, Executive Vice President in 1987, President and Chief Operating Officer in 1988 and President and Chief Executive Officer in 1993. A graduate of the University of Southern California, he is a member of various professional organizations, a board member of United Way of Nevada, Nevada School of the Arts, Boys and Girls Clubs of Las Vegas and a trustee of the Nevada Symphony Orchestra and the University of Nevada Las Vegas Foundation. He is a director of both the American Gas Association and the Pacific Coast Gas Association. He was elected a director of PriMerit Bank in 1993.

CAROLYN M. SPARKS
Co-Founder
International Insurance Services, Ltd.

Director Since: 1988
Board Committees: Audit, Pension Plan Investment (Chairman)

     Mrs. Sparks, 52, graduated from the University of California at Berkeley in 1963, and with her husband, co-founded International Insurance Services, Ltd., in 1966 in Las Vegas, Nevada. She has served on the University and Community College System of Nevada Board of Regents since 1984, and in 1991 was elected to a two-year term as Chairperson of the Board of Regents. Mrs. Sparks is actively involved with numerous charitable and civic organizations, including founding chairperson of the University Medical Center Foundation and the Children's
Miracle Network Telethon. She also serves on the boards for the Las Vegas
Natural History Museum, Bishop Gorman High School and the Las Vegas Center for Children. She was elected a director of PriMerit Bank in 1988 and was elected to the board of the Showboat, Inc., a hotel/gaming corporation, in 1991.
- --------------------------------------------------------------------------------

ROBERT S. SUNDT
Former Director and Executive Committee Chairman
SundtCorp

Director Since: 1987
Board Committees: Executive, Pension Plan Investment

     Mr. Sundt, 67, has been associated with SundtCorp in a variety of positions since 1948. He was named President of SundtCorp in 1983. He is now retired and has no association with SundtCorp. He was elected a director of PriMerit Bank in 1988. He is a member of the American Institute of Constructors, Consulting Constructors Council of America and a life director of the Associated General Contractors of America. He is a member of the American Arbitration Association and serves as an arbitrator for disputes concerning the construction industry. He is a past member of the Construction Industry Presidents Forum. Mr. Sundt is affiliated with a number of community organizations and is past chairman of the Tucson Metropolitan Chamber of Commerce.

SECURITIES OWNERSHIP BY NOMINEES AND EXECUTIVE OFFICERS

     The following table discloses all Common Stock of the Company beneficially owned by the nominees for Directors and the executive officers of the Company, as of March 1, 1994.


                                                                 NO. OF SHARES
                                                                  BENEFICIALLY
                      NOMINEE/EXECUTIVE OFFICER                   OWNED(1)(2)
            ---------------------------------------------  --------------------------
            Ralph C. Batastini                                        5,226
            Manuel J. Cortez                                          1,085
            Lloyd T. Dyer                                             3,536
            Kenny C. Guinn                                           54,327(3)
            Thomas Y. Hartley                                         7,500
            Michael B. Jager                                          4,770(4)
            Leonard R. Judd                                           2,000
            James R. Lincicome                                        2,000
            Michael O. Maffie                                        14,746(3)
            Carolyn M. Sparks                                         2,215
            Robert S. Sundt                                           4,500
            George C. Biehl                                           9,131(3)
            Dan J. Cheever                                            2,628
            John L. Mayo                                             25,661
            Marvin R. Shaw                                            9,323
            L. Keith Stewart                                          1,470
            Thomas J. Trimble                                         4,511
            Other Executive Officers                                  8,452


- ---------------

(1) As of March 1, 1994, the nominees and executive officers of the Company beneficially owned 167,851 shares, which represents less than 1% of the outstanding shares of the Company's Common Stock. No nominee or named executive officer owns any shares of the Company's outstanding Preference or Preferred Stock. No investor owned more than 5 percent of the outstanding voting stock of the Company as of February 6, 1994.

(2) The Common Stock holdings listed in this column do not include the performance shares granted to the Company's executive officers under the terms of the Company's Management Incentive Plan ("Incentive Plan"). Performance shares will only be converted to Common Stock if the shareholders approve the Incentive Plan, which is more fully describe in the "APPROVAL OF THE COMPANY'S MANAGEMENT INCENTIVE PLAN," Proposal 3 in this Proxy Statement.

(3) Number of shares does not include 6,618 shares held by the Southwest Gas Corporation Foundation, which is a charitable trust. Messrs. Guinn, Maffie, and Biehl are trustees of the Foundation but disclaim beneficial ownership of said shares.

(4) Number of shares includes 3,000 shares held in trust for Margaret Jager, over which Mr. Jager has no control.
- ---------------

          APPROVAL OF AMENDMENT TO RESTATED ARTICLES OF INCORPORATION
                WITH RESPECT TO THE CLASSIFICATION OF THE BOARD
                           (ITEM 2 ON THE PROXY CARD)

     The shareholders are being asked to approve an amendment to the Company's Restated Articles of Incorporation to provide for classification of the Board of Directors into three classes, each consisting of a number of directors equal as nearly as practicable to one-third the total number of directors. After initial implementation, each class of directors would be subject to election every third year and would serve for a three-year term (or until their respective successors are duly elected and qualified). Currently, all of the Company's directors are elected each year for a one-year term.


     The Board of Directors believes that this amendment to the Restated Articles of Incorporation is in the best interest of the Company and its shareholders. Board classification will help lend continuity and stability to the management of the Company. Following adoption of the classified board structure, at any given time over one-half of the members of the Board of Directors will generally have had prior experience as directors of the Company. The Board believes that this will facilitate long-range planning, strategy and policy development and will have a positive influence on the Company's day-to-day operations.


     If the proposal is approved, the Board of Directors would designate the three classes of directors. One class of directors would serve initially for a one-year term, until the next Annual Meeting (or until each respective successor is duly elected and qualified). The second class of directors would immediately commence a two-year term, and serve until the Annual Meeting scheduled to occur in May 1996 (or until each respective successor is duly elected and qualified). The third class of directors would immediately commence a three-year term, and serve until the Annual Meeting scheduled to occur in May 1997 (or until each respective successor is duly elected and qualified). After each class of directors has served its initial term, each class thereafter would be elected for a three-year term.

     If management's nominees are elected to the Board of Directors at the Annual Meeting on May 12, 1994 and the classified board amendment is approved by shareholders, the Board of Directors will designate Ralph C. Batastini, Manuel
J. Cortez and Thomas Y. Hartley as Class I directors, to serve for a term ending as of the May 1995 Annual Meeting, Michael B. Jager, Leonard R. Judd, Michael O. Maffie and Carolyn M. Sparks as Class II directors, to serve for a term ending as of the May 1996 Annual Meeting and Lloyd T. Dyer, Kenny C. Guinn, James R. Lincicome and Robert S. Sundt as Class III directors, to serve for a term ending as of the May 1997 Annual Meeting. Information concerning the current nominees for election as directors is set forth above under "ELECTIONS OF DIRECTORS." If the proposal to adopt a classified board is not approved, all of the directors elected at the Annual Meeting will serve for a one-year term.

PROPOSED AMENDMENT TO RESTATED ARTICLES OF INCORPORATION

     The amendment to the Company's Restated Articles of Incorporation to implement a classified Board of Directors shall be in substantially the form of the proposed new Article V set forth in Exhibit A to this Proxy Statement.

VOTE REQUIRED

     The affirmative vote of the holders of a majority of the shares of the Company's Common Stock outstanding as of the Record Date will be required to approve the proposed amendment.

EFFECT OF A CLASSIFIED BOARD

     If adopted, the classification of directors would apply to every future election of directors. Under the proposal, the Board of Directors would be divided into three classes. Directors would serve for a term of three years rather than one year, and one-third of the directors (or as near to one-third as practicable) would be elected each year. Initially, the Class I directors would serve for a term of one year, the Class II directors would serve for a term of two years and the Class III directors would serve for a term of three years, in order to implement the staggered elections. In each year commencing with the May 1995 Annual Meeting, one class of directors would be considered for election for a three-year term.

     Under the proposed amendment to the Restated Articles of Incorporation, the Board of Directors would consist of not less than 11 and not more than 14 directors, with the exact number to be specified by the Board. The Board currently consists of twelve members. Mr. Guild is not standing for reelection to the Board because of his mandatory retirement, and the Company's Bylaws, which currently establishes the number of directors, have been amended effective as of the Annual Meeting to reduce the number of directors to eleven. In the event that the number of directors changes, the increase or decrease in the number of directors will be apportioned by the Board among the three classes as provided for in the proposed amendment. In no event, however, can a decrease in the number of directors shorten the term of any incumbent director. Vacancies in the Board created by any resignation, removal or other reason, or by an increase in the size of the Board, may under California law and the Company's Bylaws be filled by the vote of the majority of the directors remaining in office or by the vote of holders of a majority of outstanding shares.


     Pursuant to California law, members of the Board of Directors may be removed by the Board of Directors for cause (defined to be a felony conviction or court declaration of unsound mind), by the shareholders without cause or by court order for fraudulent or dishonest acts or gross abuse of authority or discretion. If a director or directors is sought to be removed by the shareholders the votes cast against such removal (or, if done by written consent, the votes eligible to be cast by the non-consenting shareholders) must not be sufficient to elect such director or directors under cumulative voting in an election of the number of directors authorized as of the last director election (the "Relevant Number of Directors"), assuming that the same number of votes were cast as are being cast for removal (or, in the case of a written consent, assuming that all outstanding shares were voted). For a classified board, the Relevant Number of Directors are the greater of the number of directors elected at the most recent annual meeting of shareholders or the number sought to be removed.

     The classification of the Board of Directors will have the effect of making it more difficult to replace incumbent directors and management, even if the reason for the desired change is inadequate performance. A minimum of three annual meetings of shareholders would generally be required to replace the entire Board.

     While the proposal is not intended as a takeover-resistive measure in response to a specific threat, it may discourage the acquisition of large blocks of the Company's Common Stock by causing it to take longer for a person or group of persons who acquire such a block of stock to effect a change in management. The proposal cannot, and is not intended to, prevent a purchase of all or a majority of the Company's Common Stock, nor is it intended to deter bids for such shares. The proposal would have the effect of encouraging persons seeking to acquire control of the Company to initiate such an acquisition through arms-length negotiations with the Board which should give shareholders a better opportunity to evaluate any takeover action.

     Any anti-takeover impact of the proposal is in addition to the anti-takeover provisions of the current Restated Articles of Incorporation.
Article IV-A of the Restated Articles requires an affirmative vote of the holders of not fewer than 85 percent of the outstanding shares of the Company's Common Stock to approve or authorize any business combination of the Company with any shareholder who beneficially owns 10 percent or more of the outstanding shares of the Company's Common Stock, unless the business combination is approved by the requisite vote of the Board of Directors. The provisions of
Article IV-A are designed to require a shareholder to negotiate with the Board of Directors in order to avoid the supermajority voting requirements with respect to the sale, merger or consolidation of the Company with such shareholder or any entity controlled by such shareholder.

     Any attempt to acquire control of the Company would also be subject to state and federal regulatory approvals. Since the Company is a regulated utility, prior regulatory approvals would be required before any sale, merger or consolidation of the Company could occur. The regulatory approval process, though not designed to protect shareholder interests, would require disclosures regarding the proposed sale, merger or consolidation and provide additional opportunities to shareholders to evaluate any such action.

     Adoption of this amendment to the Company's Restated Articles of Incorporation will not affect the ability of holders of any one or more classes or series of the Company's outstanding Preferred Stock, Cumulative Preferred Stock, Preference Stock or Second Preference Stock to elect one or more directors in the event of dividend arrearages as provided for in the Restated Articles of Incorporation. Directors elected by such classes of stock will continue to be elected for one year terms, without regard to the classification of the remaining members of the Board of Directors, if the proposed amendment is adopted.

REASONS FOR THE AMENDMENT


     The Board of Directors has unanimously approved the classification of the Board and recommends that the shareholders approve the proposal. The Board believes that such classification will promote stability in the management of the Company and in its long-term planning, strategies and policies, which will be in the best interest of the Company and its shareholders.


     The proposal to adopt a classified Board of Directors is not in response to any effort by a minority shareholder or group of shareholders to attain representation on the Board of Directors or acquire greater influence in the management of the Company's business, nor is the Company aware of any such effort. Further, it is not in response to any attempt to acquire control of the Company, nor is the Company aware of any such attempt.

RECOMMENDATION

     THE BOARD OF DIRECTORS UNANIMOUSLY APPROVED THE AMENDMENT TO THE RESTATED ARTICLES OF INCORPORATION TO PROVIDE FOR CLASSIFICATION OF THE BOARD OF DIRECTORS INTO THREE CLASSES, AND RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THIS AMENDMENT.

              APPROVAL OF THE COMPANY'S MANAGEMENT INCENTIVE PLAN
                           (ITEM 3 ON THE PROXY CARD)

     The shareholders are being asked to approve the Company's new Management Incentive Plan (Incentive Plan). Approval is being sought to permit the issuance of Company Common Stock to key management employees under the long-term performance provisions of the Plan.

     In 1993 the Board of Directors replaced the Company's short-term bonus plan with the Incentive Plan, effective January 1, 1993. The Incentive Plan is designed to retain key management employees of the Company's utility operation and to focus on specific short-and long-term Company financial performance objectives. Under the Incentive Plan, the Company's annual performance is judged in relation to its own performance standards and in relation to a peer group of companies. Future Company performance is also taken into consideration by subjecting one-half of any annual awards to the performance of the Company in relation to designated performance measures over the succeeding three years.

     The performance measures for both components of the Incentive Plan are established annually by a subcommittee of the Nominating and Compensation Committee of the Board of Directors. The performance measures and the associated standards may change from year to year and may receive different emphasis or weight according to the changing priorities of the Company. Award opportunities are also established annually for the key management employees depending on their position with the Company's utility operations.

     Award opportunities under the Incentive Plan are expressed as a percentage of each key management employee's base salary. Before or during each performance period, each key management employee is assigned a specific target award within a range of the potential award opportunities tied directly to the established short-term performance measures.

     The short-term performance measures adopted for 1993 consist of assessing the Company's actual performance to a return on equity target (adjusted for inflation, for the Company's utility operations), weighted to reflect the Company's performance for the previous two years and its performance in comparison to a peer group consisting of natural gas distribution companies. Additional performance measures adopted for 1993 include a prohibition on any awards unless the Company's Common Stock dividends equal or exceed the prior year's dividends and the Company's performance equals or exceeds a threshold percentage of the return on equity performance target. The long-term performance measures for 1993 are designed to assess the Company's Common Stock dividend performance in relation to the dividend performance of a peer group consisting of diversified natural gas utilities over the succeeding three years.


     The separate peer groups of natural gas companies selected to assess the Company's performance are designed to correspond to the specific short-and long-term performance measures. A peer group of natural gas distribution utilities was selected to assess the short-term performance of the Company's utility operations. A peer group of diversified natural gas distribution utilities, which consists of the same companies used to assess the Company's five year performance reflected in the "Performance Graph" portion of the Proxy Statement, was selected to assess the long-term performance of the Company's overall operations as a diversified natural gas utility.



     If the short-term performance measures are satisfied, one-half the awards are paid immediately to key management employees and the remaining one-half of the awards will be converted into performance shares tied to the value of the Company's Common Stock on the date of the awards. The performance shares will be restricted for a period of three years and the ultimate payout will be subject to continued employment and the performance of the Company's Common Stock during the restriction period. During the restriction period, the performance shares will be increased by the amount of any dividends paid on the Company's Common Stock. The actual payout of performance shares at the end of the restriction period may be modified by up to a 20 percent adjustment, upward or downward, to reflect the Company's performance in relation to the long-term performance measures established for the restriction period.


     The Incentive Plan is administered by a committee consisting of not less than three non-employee members of the Nominating and Compensation Committee of the Board of Directors. The members of the Board of Directors chosen to administer the Incentive Plan may not have received an award under the plan or any prior incentive plan within the last calendar year. For 1993, the committee selected the executive officers of the Company's utility operations, including both of the Company's Chief Executive Officers, to participate in the Incentive Plan. Other officers of the Company's utility operations, together with a group of non-officer utility management employees were also selected to participate in the Incentive Plan. The number of Incentive Plan participants for 1993 was 52.

     The Board of Directors recommends that the shareholders approve the Incentive Plan. Tying a significant portion of the key management employees' salaries to the Company's short-and long-term performance should provide substantial shareholder value. The Common Stock component of the Incentive Plan should also enhance employee commitment to the Company. If the Incentive Plan is not approved by shareholders, the plan will continue. The Common Stock payout, however, will be replaced with a cash payout for the performance shares under the long-term component of the Incentive Plan.

     The incentive awards earned for 1993 for the executive officers named in the Summary Compensation Table and the other Incentive Plan participants are as follows:


                          MANAGEMENT INCENTIVE PLAN(1)



                                                                         PERFORMANCE
                    NAME AND POSITION                CASH AWARD           SHARES(2)
        ------------------------------------------   ----------     ---------------------
        Michael O. Maffie                             $ 48,510               2,733
          President/C.E.O.
        Kenny C. Guinn                                  78,579                   0(3)
          Retired Chairman/C.E.O
        Thomas J. Trimble                               19,219               1,083
          Senior Vice President/
          General Counsel/
          Corporate Secretary
        George C. Biehl                                 16,632                 937
          Senior Vice President/
          Chief Financial Officer/Treasurer
        Marvin R. Shaw                                  23,420                   0(3)
          Retired Executive Vice President/Rate,
          Regulations and Gas Supply
        John L. Mayo                                    21,655                   0(3)
          Retired Executive Vice
          President/Operations
        L. Keith Stewart                                13,861                 781
          Senior Vice President/Operations
        Executive Group                                247,196               6,960
        Non-Executive Director Group                         0                   0
        Non-Executive Officers/Employees Group         195,329              10,325(3)


- ---------------

(1) Mr. Cheever, because he is a full-time employee of the Company's financial subsidiary, is not eligible to participate in the Incentive Plan.


(2) The number of performance shares was determined based on the closing price of the Company's Common Stock on February 28, 1994.



(3) Key management employees who retire, die, become disabled or are involuntarily terminated without cause during the annual performance period, are entitled to receive their total awards, determined on a pro rata basis according to the number of months of the year they were employed by the Company, in cash, at the end of the performance period.

- ---------------

     A copy of the Incentive Plan is attached to this Proxy Statement as Exhibit
B. Shareholders are encouraged to review the plan carefully. Any description in this Proxy Statement regarding the new plan is qualified in its entirety by reference to Exhibit B.

RECOMMENDATION

     THE BOARD OF DIRECTORS UNANIMOUSLY APPROVED THE NEW MANAGEMENT INCENTIVE PLAN, AND RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL.

                  SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS
                           (ITEM 4 ON THE PROXY CARD)

     The Board of Directors has selected Arthur Andersen & Co. as independent public accountants for the Company for the year ending December 31, 1994 subject to ratification by the shareholders. Arthur Andersen & Co. has served as independent public accountants for the Company since 1957. To the knowledge of the Company, at no time has Arthur Andersen & Co. had any direct or indirect financial interest in or any connection with the Company or any of its subsidiaries other than in connection with services rendered to the Company as described below.

     The selection of Arthur Andersen & Co. by the Board of Directors was based on the recommendation of the Audit Committee, which is composed wholly of outside directors. The Audit Committee meets periodically with the Company's internal auditors and independent public accountants to review the scope and results of the audit function and the policies relating to auditing procedures. In making its annual recommendation, the Audit Committee reviews both the audit scope and estimated fees for the coming year. If the shareholders do not ratify this appointment, other firms of certified public accountants will be considered by the Board of Directors upon recommendation of the Audit Committee.

     During 1993 the Company paid Arthur Andersen & Co. for (1) the examination of the annual financial statements, (2) reviews of unaudited quarterly financial information, (3) assistance and consultation in connection with preparing various Securities and Exchange Commission filings, (4) the examination of the annual financial statements of the Company's employee benefit plans, (5) consultation in connection with various tax and accounting matters, and (6) certain other professional services.

     The Audit Committee approved the audit and other professional services and considered the costs of all such services and what effect, if any, performance of the other professional services might have on the independence of the accountants.

     Representatives of Arthur Andersen & Co. will be present at the annual meeting of shareholders. They will have the opportunity to make statements, if they are so inclined, and will be available to respond to appropriate questions.

                              GENERAL INFORMATION

BOARD OF DIRECTORS

     The Board of Directors is responsible for the overall affairs of the Company and for establishing broad corporate policies.

     Regular meetings of the Board of Directors are scheduled for the third Tuesdays of January, July, September and November, the first Tuesday of March and the second Wednesday of May. An organizational meeting is also held immediately following the Annual Meeting of Shareholders. The Board of Directors held six regular meetings and one organizational meeting in 1993. Each director attended more than 75 percent of the meetings of the Board of Directors and standing committees on which he or she served during 1993.

DIRECTORS COMPENSATION

     Outside directors receive an annual retainer of $20,000, plus $900 for each Board or committee meeting attended. Committee chairpersons receive an additional $500 for each committee meeting attended. The outside directors also receive an annual retainer of $16,000 and fees for serving on the Board of Directors for PriMerit Bank, the Company's financial services subsidiary. Each director receives a fee of $700 for each Bank Board or committee meeting attended, and the Bank committee chairpersons also receive an additional $250 for each committee meeting attended. Mr. Guild, who is the chairman of the Executive Committees of the Boards for both the Company and PriMerit Bank, receives an additional $50,000 annually for serving in those positions. Directors who are fulltime employees of the Company or its subsidiaries receive no additional compensation for Board service.

     Outside directors may defer their compensation until retirement or other termination of status as a director. Amounts deferred bear interest at 150% of the Moody's Seasoned Corporate Rate.


     The Company also provides a retirement plan for its outside directors. With a minimum of ten years of service, an outside director can retire and receive a benefit equal to the annual retainer at retirement for serving on the Company's Board. Directors who retire before age 65, after satisfying the minimum service obligation will receive retirement benefits upon reaching age 65. A director is also eligible for an increased retirement benefit of $1,000 annually for each ten years of service on the Board beyond the minimum qualifying service period. This increase in benefits is solely discretionary with the Board.

COMMITTEES OF THE BOARD

     In order to assist it in discharging its duties, the Board of Directors has established four permanent committees: (1) the Executive Committee, (2) the Audit Committee, (3) the Nominating and Compensation Committee and (4) the Pension Plan Investment Committee.

     The Executive Committee meets, if necessary, during the months that the full Board does not meet. The committee considers corporate policy matters requiring timely action and recommends that certain other matters be considered and acted upon by the Board of Directors. The Executive Committee consists of Directors Guild (Chairman), Dyer, Guinn, Lincicome, Maffie and Sundt.

     The Audit Committee, whose functions are discussed above under the caption "Selection of Independent Public Accountants," consists of Directors Batastini (Chairman), Hartley, Jager, Judd, Lincicome and Sparks.

     The Nominating and Compensation Committee makes recommendations to the Board on such matters as director fees, officer compensation and benefit programs and compensation and benefit programs for all employees. The Nominating and Compensation Committee also makes recommendations to the Board regarding nominees to be proposed by the Board for election as directors. In considering candidates for the Board, the Nominating and Compensation Committee seeks to achieve an appropriate balance of expertise and diversity of interests recognizing factors such as the character and quality of individuals, experience, age, education, geographic location, anticipated participation in Board activities and other personal attributes or special talents. The Nominating and Compensation Committee will consider written suggestions from shareholders regarding potential nominees for election as directors. To be considered by the Nominating and Compensation Committee for inclusion in the slate of nominees to be proposed by the Board, such suggestions should be addressed to the Company's Corporate Secretary. The Nominating and Compensation Committee consists of Directors Judd (Chairman), Cortez, Dyer, Guinn, Hartley and Lincicome.

     The Pension Plan Investment Committee establishes, monitors and oversees asset investment policy and practices of the retirement plan on a continuing basis. The Pension Plan Investment Committee consists of Directors Sparks (Chairman), Batastini, Cortez, Guild, Jager and Sundt.

     In 1993 the Audit Committee held three meetings, the Nominating and Compensation Committee held seven meetings and the Pension Plan Investment Committee held two meetings. No Executive Committee meetings were held during 1993.

                      EXECUTIVE COMPENSATION AND BENEFITS

EXECUTIVE COMPENSATION REPORT

     The Nominating and Compensation Committee of the Board of Directors (the "Committee") has furnished the following report on the Company's executive compensation program.

     Under the supervision of the Committee, the Company has developed and implemented an executive compensation program with the objectives of (1) reasonableness, (2) competitiveness, (3) internal equity, and (4) performance. This is accomplished through an executive compensation program consisting of annual salaries established through industry-based compensation comparisons and a management incentive plan that focuses on specific short-and long-term Company financial performance objectives.

     The nature of the Company's operation has historically led to the utilization of compensation systems widely used in industry, weighted for utility companies, and accepted by various utility regulatory agencies. Companies of comparable size used to establish the peer group index for the "Performance Graph" portion of this Proxy Statement were factored into the compensation review. Other utility and manufacturing sector surveys were also used to assess the Company's compensation program. Continued use of such systems is designed to address the first three compensation objectives. A range of salaries that are comparable with industry provides an objective standard to judge the reasonableness of the salaries, maintains the Company's ability to compete for and retain qualified executive officers, and provides a means for ensuring that internal responsibilities are properly rewarded. This same approach is applied in establishing executive officer salaries for the Company's financial services subsidiary, PriMerit Bank.

     In 1993 the Board of Directors replaced the Company's short-term bonus plan with the revised management incentive plan (Incentive Plan), which is more fully described in the "APPROVAL OF THE COMPANY'S MANAGEMENT INCENTIVE PLAN," Proposal 3 in this Proxy Statement. The Incentive Plan is designed to retain key management employees and to focus on specific short-and long-term Company financial performance objectives. The Incentive Plan assesses the Company's annual performance in relation to its own performance standards and in relation to a peer group of companies. Future Company performance is also taken into consideration by subjecting one-half of the annual awards to the performance of the Company's Common Stock over the succeeding three years.

     Salaries for executive officers are directly tied to the mid-point levels for their positions based on the above described industry comparisons. Compensation above those levels is tied to achieving specific financial performance objectives under the Incentive Plan. No performance awards are payable unless the Company's dividends equal or exceed the prior year's dividends and the Company's performance equals or exceeds a threshold percentage of the return on equity performance target. The maximum award opportunities can not exceed 140 percent of the targeted awards for meeting the performance objectives.

     The annual awards under the Incentive Plan are determined by assessing the Company's actual performance to a return on equity target (adjusted for inflation, for the Company's utility operations), weighted to reflect the Company's performance for the previous two years and its performance in comparison to a peer group of natural gas distribution companies. If annual performance awards are earned, one-half of the awards are paid immediately to the key management employees and the remaining one-half of the awards are converted into performance shares tied to the value of the Company's Common Stock on the date of the awards (provided the shareholders approve the Incentive Plan under Proposal 3 in this Proxy Statement). In the event the shareholders do not approve Proposal 3, the value of performance shares will be paid in cash at the end of the restriction period.


     The performance shares will be restricted for a period of three years and the ultimate payout will be subject to continued employment and the performance of the Company's Common Stock during the restriction period. During the restriction period, the performance shares will be increased by the amount of any dividends paid on the Company's Common Stock. The payout of performance shares may be modified by up to a 20 percent adjustment, upward or downward, to reflect the Company's dividend performance over the restriction period compared to the dividend performance of a peer group of diversified natural gas distribution companies for same period.



     The separate peer groups of natural gas companies selected to assess the Company's performance are designed to correspond to specific short-and long-term performance objectives. A peer group of natural gas distribution utilities was selected to assess the short-term performance of the Company's utility operations. A peer group of diversified natural gas distribution utilities, which consists of the same companies used to assess the Company's five year performance reflected in the "Performance Graph" portion of this Proxy Statement, was selected to assess the Company's overall long-term performance.

     In 1994, the Company's financial services subsidiary, PriMerit Bank, implemented a management incentive plan that addresses both short-and long-term performance objectives for the Bank. For 1993, the bonuses paid to the Bank's key management employees were based on their success in implementing the strategic plan of rebuilding the value of the Bank in light of the current regulatory environment.

     During 1993, Mr. Maffie's salary was adjusted to reflect his promotion to the Chief Executive Officer of the Company. His base salary as the Company's chief executive officer was set relative to the mid-point level of salaries being paid to chief executive officers of comparable companies. The Company's utility's performance during 1993 exceeded the threshold of the performance target under the provisions of the Incentive Plan, thereby justifying the granting of short-and long-term awards to key management employees. Mr. Maffie's award opportunities were tied to his salary as the Company's Chief Executive Officer, not the actual 1993 salary reflected in the Summary Compensation Table. Mr. Maffie's opportunities for short-term cash awards under the Incentive Plan ranged from 15 to 42 percent of his salary, with a like percentage applicable to the long-term award opportunities. The short-and long-term awards earned by Mr. Maffie for 1993 are reflected in the Summary Compensation Table.


     Mr. Guinn, who also served as the Chief Executive Officer during 1993 prior to Mr. Maffie's promotion, received a salary tied to the mid-point level of salaries being paid to chief executive officers of comparable companies for 1992. No adjustment was made to his 1993 salary to reflect any movement in the mid-point level for such salaries that occurred in 1993. Mr. Guinn was also eligible to participate in the Company's Incentive Plan for 1993. His award opportunities were identical to those for Mr. Maffie; however, his actual awards were determined on a pro rata basis according to the number of months he was a full-time employee of the Company during 1993. Also, because of Mr. Guinn's retirement during 1993, both his short-and long-term awards were paid in cash. The combined awards earned by Mr. Guinn during 1993 are shown in the bonus column in the Summary Compensation Table.



     Since the Company does not anticipate that the compensation for any executive officer will exceed the $1 million threshold in the near term, shareholder approval necessary to maintain the tax deductibility of compensation at or above that level is not being requested at this time. The Committee will reconsider this matter if compensation levels approach this threshold, in light of the tax laws then in effect.


     The Nominating and Compensation Committee believes that the compensation program addresses the Company's compensation objectives and, with the adoption of the Incentive Plan, enhances the commitment of key management employees and strengthens long-term shareholder value.

                                          Nominating and Compensation Committee

                                          Leonard R. Judd, Chairman
                                          Manuel J. Cortez
                                          Lloyd T. Dyer
                                          Kenny C. Guinn
                                          Thomas Y. Hartley
                                          James R. Lincicome

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The above-named committee members served on the Company's
Nominating/Compensation Committee during 1993. Mr. Guinn retired as Chairman and Chief Executive Officer of the Company on May 12, 1993 and retired as a full-time employee of the Company on August 31, 1993. Mr. Guinn became a member of the Committee after his retirement as an officer of the Company. Clark J. Guild Jr. also served on the Committee through May 12, 1993.

     During 1993 the Company retained the law firm of Guild, Russell, Morgan, Gallagher & Fuller, Ltd. (formally Guild & Hagen, Ltd.) to provide professional legal services. Mr. Guild is a partner in the firm and during 1993 the Company paid the firm $16,661 for legal services. It is expected Mr. Guild's law firm will continue to represent the Company in 1994 in such matters as management may specify. The Company believes that the fees paid to the firm do not exceed the fees which the Company would be required to pay for comparable legal services.

SUMMARY COMPENSATION TABLE

     The following table provides for fiscal years ended December 31, 1991, 1992 and 1993, compensation earned by the Company's Chief Executive Officer, the Company's Chief Executive Officer who retired during 1993, two executive officers who retired during 1993 and each of the four other most highly compensated executive officers of the Company.


                         SUMMARY COMPENSATION TABLE(1)


                                                                               LONG-TERM COMPENSATION(2)(3)
                                                                            -----------------------------------
                                                                                    AWARDS
                                             ANNUAL COMPENSATION            -----------------------
                                   ----------------------------------------   RESTRICTED              PAYOUTS
                                                            OTHER ANNUAL        STOCK                ----------     ALL OTHER
         NAME AND                   SALARY      BONUS       COMPENSATION       AWARD(S)    OPTIONS/     LTIP     COMPENSATION($)
 PRINCIPAL POSITION(4)(5)   YEAR      ($)      ($)(6)          ($)(7)           ($)(8)     SARS(#)   PAYOUTS($)  (9)(10)(11)(12)
- --------------------------- ----   --------- ----------- ------------------ -------------- --------  ----------  ---------------
Michael O. Maffie           1993    316,904     48,510              0           48,510        N/A        N/A          31,070
  President/C.E.O.          1992    256,503    109,100              0              N/A        N/A        N/A          22,696
                            1991    234,863          0              0              N/A        N/A        N/A          20,195
Kenny C. Guinn              1993    340,618     78,579          8,151              N/A        N/A        N/A          63,250
  Retired Chairman/C.E.O    1992    414,617    174,500              0              N/A        N/A        N/A          30,191
                            1991    396,233          0              0              N/A        N/A        N/A          21,948
Dan J. Cheever              1993    208,725     75,000              0              N/A        N/A        N/A           4,497
  President/C.E.O.          1992    178,771          0              0              N/A        N/A        N/A           1,638
  PriMerit Bank
Thomas J. Trimble           1993    206,345     19,219              0           19,219        N/A        N/A          38,223
  Senior Vice President/    1992    204,000     46,400              0              N/A        N/A        N/A          31,178
  General Counsel/          1991    204,000          0              0              N/A        N/A        N/A          28,791
  Corporate Secretary
George C. Biehl             1993    175,449     16,632              0           16,632        N/A        N/A           8,732
  Senior Vice President/    1992    144,553     46,400              0              N/A        N/A        N/A           6,681
  Chief Financial Officer/  1991    128,870          0              0              N/A        N/A        N/A           5,473
  Treasurer
Marvin R. Shaw              1993    153,742     23,420          4,021              N/A        N/A        N/A          10,093
  Retired Executive Vice    1992    178,372     57,100              0              N/A        N/A        N/A          16,963
  President/Rate,           1991    160,192          0              0              N/A        N/A        N/A          15,191
  Regulation and Gas
  Supply
John L. Mayo                1993    150,468     21,655         11,326              N/A        N/A        N/A          16,237
  Retired Executive Vice    1992    187,503     60,200              0              N/A        N/A        N/A          34,363
  President/Operations      1991    166,918          0              0              N/A        N/A        N/A          35,308
L. Keith Stewart            1993    144,622     13,861              0           13,861        N/A        N/A          11,170
  Senior Vice President/    1992    132,432     30,000              0              N/A        N/A        N/A           9,528
  Operations                1991    125,096          0              0              N/A        N/A        N/A           8,528

- ---------------

 (1) All compensation reflected in the Summary Compensation Table is reported on an earned basis for each fiscal year.

 (2) For 1991 and 1992, the Company had no restricted stock, stock options or other long-term incentive programs.

 (3) In 1993 the Company introduced a revised Management Incentive Plan which includes the issuance of restricted Common Stock. The Common Stock component of the plan is subject to shareholder approval at this year's Annual Meeting, and is described in this Proxy Statement under the heading "APPROVAL OF THE COMPANY'S MANAGEMENT INCENTIVE PLAN."

 (4) Mr. Guinn retired as the Company's Chairman and Chief Executive Officer in May 1993 and as a full-time employee in August 1993. Mr. Guinn was provided a severance arrangement on his retirement which consisted of two additional years of service with the Company for the purpose of computing retirement benefits. The two additional years of service eliminated a ten percent reduction in Mr. Guinn's retirement benefits.

 (5) Mr. Cheever was appointed President and Chief Executive Officer of the Company's financial subsidiary, PriMerit Bank, in 1992. Prior to that time, Mr. Cheever was not considered an executive officer of the Company.

 (6) For Messrs. Guinn, Mayo and Shaw, the incentive awards they received under the Company's Management Incentive Plan were pro-rated for the length of time they were full-time employees during 1993, and their awards were paid in cash, rather than being evenly distributed cash and the issuance of performance shares under the long-term component of the plan.

 (7) Compensation reported in this column consists of above-market interest earned on deferred compensation paid or payable to Messrs. Guinn, Mayo and Shaw after their retirement in 1993. Under the Company's executive deferral plan, payment of deferred compensation can only commence upon the retirement of a plan participant or at some other employment terminating event.

 (8) Dividends equal to the dividends paid on the Company's Common Stock will be paid on the performance shares awarded under the long-term component of the Management Incentive Plan, while such shares are restricted.


 (9) For Messrs. Maffie, Trimble, Biehl, Mayo, Shaw and Stewart, the amounts shown in this column for each year consist of above-market interest on deferred compensation and matching contributions under the Company's executive deferral plan. The amounts shown for Messrs. Mayo and Shaw for 1993 include above-market interest and contributions through the date of their retirement. Under the plan, the executive officers may defer up to 50% of their annual compensation for payment at retirement or at some other employment-terminating event. As part of the plan, the Company provides matching contributions that parallel the contributions made under the Company's 401(k) plan, which is available to all Company employees, equal to one-half of the deferred amount, up to 6% of their annual salary.


(10) For Mr. Guinn, the amounts shown in this column for 1991 and 1992 consist of above-market interest and matching contributions under the Company's executive deferral plan. For 1993, the amount includes above-market interest and matching contributions under the Company's executive deferral plan earned through the date of Mr. Guinn's retirement, director's retainer and fees paid after his retirement from the Company and an increase in retirement benefits received in 1993 under the severance arrangement provided to Mr. Guinn upon his retirement.

(11) For Mr. Cheever, the amounts shown in this column for each year consist of matching contributions under PriMerit Bank's 401(k) plan.

(12) The breakdown of All Other Compensation for 1993 is as follows:


                                          ABOVE-MARKET        COMPANY        DIRECTOR'S     SEVERANCE
                                            INTEREST       CONTRIBUTIONS        FEES        BENEFITS
                                          ------------     -------------     ----------     ---------
        Mr. Maffie                          $ 21,216          $ 9,854              N/A           N/A
        Mr. Guinn                             16,302            8,257         $ 16,766       $21,925
        Mr. Cheever                              N/A            4,497              N/A           N/A
        Mr. Trimble                           32,015            6,208              N/A           N/A
        Mr. Biehl                              3,421            5,311              N/A           N/A
        Mr. Shaw                               7,243            2,850              N/A           N/A
        Mr. Mayo                              13,918            2,319              N/A           N/A
        Mr. Stewart                            6,775            4,395              N/A           N/A


- ---------------

BENEFIT PLANS

     Southwest Gas Basic Retirement Plan. The named executive officers participate in the Company's non-contributory, defined benefit retirement plan, which is available to all employees of the Company and its subsidiaries (except PriMerit Bank which has a separate plan). Benefits are based upon an employee's years of service, up to a maximum of 30 years, and the employee's highest five consecutive years salary within the final 10 years of service.


                            PENSION PLAN TABLE(1)(2)


                                                YEARS OF SERVICE
             ANNUAL        -----------------------------------------------------------
          COMPENSATION       10           15           20           25           30
        -----------------  -------     --------     --------     --------     --------
          $ 50,000         $ 8,750     $ 13,125     $ 17,500     $ 21,875     $ 26,250
           100,000          17,500       26,250       35,000       43,750       52,500
           150,000          26,250       39,375       52,500       65,625       78,750
           200,000          35,000       52,500       70,000       87,500      105,000
           250,000          43,750       65,625       87,500      109,375      131,250
           300,000          52,500       78,750      105,000      131,250      157,500
           350,000          61,250       91,875      122,500      153,125      183,750
           400,000          70,000      105,000      140,000      175,000      210,000
           450,000          78,750      118,125      157,500      196,875      236,250
           500,000          87,500      131,250      175,000      218,750      262,500

- ---------------

(1) Years of service beyond 30 years will not increase benefits under the basic retirement plan.

(2) For 1994, the maximum annual compensation that can be considered in determining benefits under the Plan is $150,000. For future years the maximum annual compensation will be adjusted to reflect changes in the cost of living as established by the Internal Revenue Service.
- ---------------

     Compensation covered under the basic retirement plan is based on salary depicted in the Summary Compensation Table. As of December 31, 1993, the credited years of service for the named executive officers shown in the Summary Compensation Table are as follows: Mr. Maffie, 15 years; Mr. Biehl, 8 years; Mr. Stewart, 9 years; and Mr. Trimble, 7 years;

     Amounts shown in the pension plan table are straight life annuity amounts notwithstanding the availability of joint survivorship benefit provisions. Benefits paid under the basic and supplemental retirement plans are not reduced by any Social Security benefits received.

     Supplemental Retirement Plan. The named executive officers also participate in the Company's supplemental retirement plan. Such officers with 10 or more years of service may retire at age 55 or older and will receive benefits under the plan. Such benefits, when added to benefits received under the basic retirement plan, will equal 60% of their highest 12-months of compensation with the Company. The total benefit may be reduced if an officer retires prior to age 60, depending upon his age and total years of service with the Company. The cost to the Company for benefits under the supplemental retirement plan for any one of the named executive officers cannot be properly allocated or determined because of the overall plan assumptions and options available.

     PriMerit Bank Retirement Income Plan. Mr. Cheever, who is a named executive officer, participates in PriMerit Bank's non-contributory, defined benefit retirement plan, which is available to all employees of the Bank and its subsidiaries. Through March 1994, benefits were based upon an employee's years of service, up to a maximum of 15 years, and the employee's 60 highest paid consecutive months of employment with the Bank. Commencing April 1, 1994, the plan was curtailed. Employees hired on or after that date will not be able to participate in the plan, while existing employees will not be able to increase benefits under the plan through additional service with the Bank. Salary changes for existing employees, however, will continue to affect plan benefits.

                            PENSION PLAN TABLE(1)(2)


                                                   YEARS OF SERVICE
                        ANNUAL           ------------------------------------
                     COMPENSATION           5            10             15
                -----------------------  -------       -------       --------
                  $ 50,000               $ 5,833       $11,667       $ 17,500
                   100,000                11,667        23,333         35,000
                   150,000                17,500        35,000         52,500
                   200,000                23,334        46,667         70,000
                   250,000                29,138        58,336         87,500
                   300,000                34,965        70,004        105,000

- ---------------


(1) Prior to March 31, 1994, years of service beyond 15 years would not increase benefits under the plan. With the curtailment of the plan, additional years of service will no longer increase benefits under the plan.


(2) For 1994, the maximum annual compensation that can be considered in determining benefits under the Plan is $150,000. For future years the maximum annual compensation will be adjusted to reflect changes in the cost of living as established by the Internal Revenue Service.

- ---------------

     Compensation covered under the retirement plan is based on salary depicted in the Summary Compensation Table. As of December 31, 1993, the credited years of service for Mr. Cheever was 5 years.

     Amounts shown in the pension plan table are straight life annuity amounts notwithstanding the availability of joint survivorship benefit provisions. Benefits paid under the Bank's basic and supplemental retirement plans are not reduced by any Social Security benefits.

     PriMerit Bank Supplemental Executive Retirement Plan. Mr. Cheever also participates in the Bank's supplemental retirement plan. Participation in the supplemental plan is limited to officers of the Bank selected by the Bank's Board of Directors. Benefits under the plan, when added to benefits received under the defined benefit retirement plan, will equal 60 percent of the participant's average annual salary over the 60 highest paid consecutive months of service. The total benefit will be reduced if a participant retires prior to age 65, and with less than 15 years of service with the Bank. The cost to the Bank for benefits under the supplemental retirement plan for Mr. Cheever cannot be properly determined because of the overall plan assumptions and options available.

                               PERFORMANCE GRAPH


     The performance graph below compares the five-year cumulative total return on the Company's Common Stock, assuming reinvestment of dividends, with the total returns on the Standard & Poor's 500 Stock Composite Index (S&P 500) and the Edward D. Jones Natural Gas Diversified Index, a peer-group index compiled by Edward D. Jones & Company, consisting of the Company and 21 other diversified natural gas distribution companies.


COMPARISON OF 5-YEAR CUMULATIVE TOTAL RETURNS


      MEASUREMENT PERIOD                                          E.D. JONES
    (FISCAL YEAR COVERED)        SOUTHWEST GAS      S&P 500          INDEX
1988                                    100.00          100.00          100.00
1989                                    106.30          131.60          140.80
1990                                     88.30          127.50          125.10
1991                                     77.90          166.30          108.50
1992                                    106.20          178.90          115.00
1993                                    129.10          197.00          130.20



- ---------------


(1) The Company selected the Edward D. Jones Natural Gas Diversified Index as a peer-group index because it provides a representative sample of natural gas distribution companies with at least 30%, but less than 90%, of their gross revenues from distribution operations. This index should be available on a continuing basis.


(2) The Edward D. Jones Natural Gas Diversified Index, which is weighted according to each respective issuer's market capitalization at the beginning of each period, consists of the following companies; Alabama/Tennessee Resources, Inc., Arkla, Inc., Chesapeake Utilities Corp., Columbia Gas System, Consolidated Natural Gas, Eastern Enterprises, Energen Corp., Enserch Corp., Equitable Resources, Inc., KN Energy, Inc., National Gas & Oil Co., Nicor, Inc., Oneok, Inc., Pacific Enterprises, Questar Corp., South Jersey Industries, Southwest Gas Corporation, Southwestern Energy Co., UGI Corp., Valley Resources, Inc., Washington Energy Co. and Wicor, Inc.


- ---------------

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During 1993 some directors and executive officers of the Company were depositors of, and had transactions with, PriMerit Bank, the Company's wholly-owned subsidiary. These transactions were on the same terms (including interest rates, repayment terms and collateral) as those prevailing at the time for comparable transactions with other persons of similar credit-worthiness and, in the opinion of the Board of Directors of PriMerit Bank, do not involve more than a normal risk of collectibility or other unfavorable characteristics.

     For other relationships between the Company and its Directors and officers during 1993, please refer to the discussion in this statement under the caption, "Compensation Committee Interlocks and Insider Participation."

                    OTHER MATTERS TO COME BEFORE THE MEETING

     If any business not described herein should come before the meeting for shareholder action, it is intended that the shares represented by proxies will be voted in accordance with the best judgment of the persons voting them. At the time this proxy statement was mailed, the Company knew of no other matters which might be presented for shareholder action at the meeting.

                      SUBMISSION OF SHAREHOLDER PROPOSALS

     Shareholders are advised that any shareholder proposal intended for consideration at the 1995 annual meeting must be received in writing by the Company on or before December 2, 1994 to be considered for inclusion in the proxy materials for the 1995 annual meeting. All proposals must comply with applicable SEC rules. It is recommended that shareholders submitting proposals direct them to the Corporate Secretary of the Company and utilize Certified Mail-Return Receipt Requested in order to ensure timely delivery.

                                            By Order of the Board of Directors

                                                          [SIG]

                                                    Thomas J. Trimble
                                          Senior Vice President/General Counsel
                                                 and Corporate Secretary

                                   EXHIBIT A
                         TO SOUTHWEST GAS CORPORATION'S
                              1994 PROXY STATEMENT


         RESOLUTION ON AMENDMENT TO RESTATED ARTICLES OF INCORPORATION

                                BY SHAREHOLDERS

     WHEREAS, the outstanding shares of this Corporation are listed on the New York Stock Exchange and, as a result this Corporation is eligible to divide its Board of Directors into three classes each to serve for a term of three years;

     WHEREAS, the Board of Directors of this Corporation has adopted and approved an amendment to the Restated Articles of Incorporation of this Corporation, as set forth below, that would divide the Board of Directors into three classes each to serve for a term of three years; and

     WHEREAS, it is deemed by the shareholders of this Corporation to be in their best interests and in the best interest of this Corporation that the Restated Articles of Incorporation of this Corporation be amended in the same manner as adopted and approved by the Board of Directors.

     NOW, THEREFORE, BE IT RESOLVED, that the Restated Articles of Incorporation of this Corporation be amended by deleting Article V thereof in its entirety and substituting the following therefor to read as follows:

                                       "V

          The business of this corporation shall be managed by a Board of Directors, whose number shall be not fewer than eleven (11) nor more than fourteen (14), as the Board of Directors or the shareholders by amendment of this Article V may establish, provided, however, that a reduction in the authorized number of directors shall not remove any director prior to the expiration of his or her term. The directors of this corporation need not be shareholders.

          The directors shall be divided into three classes as follows:

             (i) if the Board of Directors consists of eleven (11) directors, the classes shall consist of three (3), four (4) and four (4) directors,

             (ii) if the Board of Directors consists of twelve (12) directors, the classes shall consist of four (4) directors each,

             (iii) if the Board of Directors consists of thirteen (13) directors, the classes shall consist of four (4), four (4) and five (5) directors, and

             (iv) if the Board of Directors consists of fourteen (14) directors, the classes shall consist of four (4), five (5) and five (5) directors.

          The term of office of one class shall expire at the first, the term of office of the second class shall expire at the second, and the term of office of the third class shall expire at the third, annual meeting of shareholders held after the first election of directors in classes. At the meeting of shareholders held on May 12, 1994, directors shall be elected in classes as set forth herein, with the directors in each class to be determined by designation of the Board of Directors. Each director shall serve until the end of the term for which elected and until a successor has been elected and qualified. Notwithstanding the foregoing, and except as otherwise required by law, whenever the holders of any one or more classes or series of outstanding Preferred Stock, Cumulative Preferred Stock, Preference Stock and Second Preference Stock shall have the right, voting separately as a class or series, to elect one or more directors of the corporation, the terms of the director or directors elected by those holders shall expire at the next succeeding annual meeting of shareholders."

                                   EXHIBIT B

                           SOUTHWEST GAS CORPORATION

                         1993 MANAGEMENT INCENTIVE PLAN

 1. PURPOSE OF THE PLAN

     This 1993 Management Incentive Plan is intended to both replace the existing Southwest Gas Corporation Management Incentive Plan and encourage a selected group of highly compensated or management employees of the Company to remain in its employment and to put forth maximum efforts to achieve the Company's short-and long-term performance goals.

 2. DEFINITIONS

     (a) "Actual Award" means the dollar amount earned by a Participant on the basis of the performance of the Company during the annual Performance Period.

     (b) "Annual Base Salary" means the calendar year-end rate of compensation paid to a Key Employee, including salary deferrals, but excluding bonuses, incentives, commissions, overtime, monetary and nonmonetary awards for employment service to the Company or payments or Company contributions to or from this Plan or any other Company retirement or deferred compensation, or similar plans.

     (c) "Annual Performance Measures" shall mean the performance criteria used by the Committee in determining the performance of the Company for the purpose of calculating Actual Awards for Participants earned under the Plan during a Performance Period.

     (d) "Award Conversion" means the division of Actual Awards earned into two portions:

          (i) A portion payable in cash as soon as the Committee deems practicable following the end of an annual Performance Period.

          (ii) A portion converted into Performance Shares and subject to a Restriction Period.

     (e) "Award Conversion Date" means the day that the Committee performs the Award Conversion on Actual Awards for a Performance Period.

     (f) "Board" or "Board of Directors" means the Board of Directors of Southwest Gas Corporation.

     (g) "Committee" means the Nominating and Compensation Committee of the Board of Directors, or any such other committee designated by the Board to administer the Plan.

     (h) "Common Stock" means the common stock of Southwest Gas Corporation.

     (i) "Company" means Southwest Gas Corporation and its present and future subsidiaries (other than PriMerit Bank and its subsidiaries) and any successor thereto.

     (j) "Disability" or "Disabled". A Participant shall be considered to be "Disabled" or to have incurred a "Disability" if he or she qualifies for a disability benefit under Southwest Gas Corporation's group long-term disability plan. In the event a Participant does not qualify for benefits under such disability plan, the Committee, in its sole and absolute discretion, may determine that a Participant is Disabled for purposes of this Plan.

     (k) "Dividend Credits" means the additional Performance Shares determined as set forth in Plan Section 7(d) calculated for each Restriction Period for the Participant's Performance Shares subject to such period.

     (l) "Employee" means any person who is a regular full-time employee of the Company, including those who are officers or Board members.

     (m) "Fiscal Year" means the Fiscal Year of the Company beginning each January 1st and ending the following December 31st.

     (n) "Incentive Award Opportunity" means the range of an Actual Award available to each Participant in this Plan for a given Performance Period.

     (o) "Involuntary Termination Without Cause" means a Participant's termination of employment (i) due to reorganization, downsizing, restructuring or layoff and (ii) not due to what the Committee determines was, in its sole and absolute discretion, either the Participant's inability to adequately perform his or her job, a violation of Company work rules or policies, or misconduct that the Committee determines is detrimental to the Company's best interests.

     (p) "Key Employee" means a management or highly compensated Employee of the Company who the Committee determines to (i) have a direct and significant impact on the performance of the Company, and (ii) has a position or compensation that allows him or her to affect or influence, through negotiation or otherwise, the design or operation of this Plan so as to eliminate the Employee's need for the substantive rights and protections of Title I of the Employee Retirement Income Security Act of 1974.

     (q) "Long-Term Performance Measures" means the performance measures developed and utilized by the Committee in determining the performance of the Company for the purpose of calculating the number of shares of Common Stock payable to the Participant following the end of a Restriction Period.

     (r) "Participant" means a Key Employee who in the Committee's sole and absolute discretion is determined to be eligible to receive an Incentive Award Opportunity under this Plan.

     (s) "Peer Group" means the companies comprising the group against which the Committee assesses the performance of the Company for the purposes of determining Actual Awards earned, or for modifying the number of shares of Common Stock that are payable to Participants following the end of a Restriction Period.

     (t) "Performance Period" means a period of twelve months corresponding to the Company's Fiscal Year and for which the Company's performance is assessed by the Committee for the purpose of its determining Actual Awards earned.

     (u) "Performance Share" means a hypothetical share of Common Stock that will be converted into, and paid out, as a share of Common Stock only if all restrictions and conditions set forth in this Plan have been satisfied. The Performance Share carries no voting rights but does entitle the Participant to receive Dividend Credits determinable under Plan Section 7(d).

     (v) "Plan" means the Southwest Gas Corporation 1993 Management Incentive Plan as set forth herein and as amended from time to time.

     (w) "Restriction Period" means, with respect to each grant of Performance Shares to a Participant, a period of at least thirty six (36) consecutive calendar months beginning with the last day of February prior to the Award Conversion Date applicable to such shares.

     (x) "Retire" or "Retirement" means the termination of a Participant's employment with the Company on or after the Participant has attained his or her early retirement date, normal retirement date, or deferred retirement date as defined in the Retirement Plan for Employees of Southwest Gas Corporation, as amended and in effect from time to time.

     (y) "Target Award" means the Incentive Award Opportunity available to each Participant if all Performance Measures for a Performance Period are fully met but not exceeded.

 3.  ADMINISTRATION

     (a) The Plan shall be administered by non-Employee members of the Committee, which shall be composed of not less than three members of the Board of Directors. The non-Employee members of the Committee chosen to administer the Plan shall not have received an award under this Plan or any plan preceding this Plan within the last calendar year. The Board of Directors may designate alternate members of the Committee from non-Employee Board members who satisfy the above-criteria to act in the place and stead of any absent member of the Committee.

     (b) The Committee shall have full and final authority to operate, manage, and administer the Plan on behalf of the Company. This authority includes but is not limited to the following:

          (i) Determination of eligibility for participation in the Plan;

          (ii) Determination of Actual Awards earned and the Award Conversion of the Actual Awards;

          (iii) Payment of Actual Awards that have become nonforfeitable;

          (iv) Directing the Company to make the accruals and payments provided for by the Plan;

          (v) Interpretation of the Plan and the resolution of any inconsistent or conflicting Plan language as well as factual or nonfactual questions regarding a Participant's eligibility for, and the amount of, benefits payable under the Plan;

          (vi) Power to prescribe, amend, or rescind rules and regulations relating to the Plan;

          (vii) Power to determine the vesting schedules, if any, for all awards; and

          (viii) Powers prescribed to the Committee elsewhere in the Plan.

     (c) With respect to Incentive Award Opportunities and Actual Awards earned, the Committee shall have full and final authority in its sole and absolute discretion to determine the Incentive Award Opportunities for individual Participants; determine the time or times at which Actual Awards may be calculated; determine the length of all applicable Performance Periods and/or Restriction Periods; determine the award schedule and the Annual and Long-Term Performance Measures (and the Company's satisfaction or failure to satisfy such measures) that will be used in calculating Actual Awards and in determining the number of shares of Common Stock payable to Participants at the end of the Restriction Period; and determine the composition of the Peer Group to be used in assessing the Company's performance.

     (d) A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all the members in the absence of a meeting, shall be the acts of the Committee. All Committee interpretations, determinations, and actions will be final, conclusive, and binding on all parties.

     (e) No member of the Board or the Committee will be liable for any action taken or determination made in good faith by the Board or the Committee with respect to the Plan or any Actual Award calculated and paid hereunder.

 4.  ELIGIBILITY

     (a) In determining the Key Employees that will be Participants and the Incentive Award Opportunity for each Participant, the Committee shall take into account the duties of the respective Participant, their present and potential contributions to the success of the Company, and such other factors as the Committee shall deem relevant in connection with accomplishing the purpose of the Plan.

     (b) No Incentive Award Opportunity will be available to any person who, at the beginning of the applicable Performance Period, is a member of the Committee responsible for the administration of the Plan.

 5.  INCENTIVE AWARD OPPORTUNITIES

     (a) The Committee will establish the Incentive Award Opportunity for each Participant or class of Participants designated by the Committee. The Incentive Award Opportunity will be expressed as percentages of the Participant's Annual Base Salary.

     (b) An Incentive Award Opportunity will range from zero to some specific maximum percentage of the Participant's Annual Base Salary (or maximum dollar amount).

     (c) Before or during each Performance Period a Participant will be assigned a specific Target Award that will fall within the range of the Participant's Incentive Award Opportunity. The Target Award will be awarded to the Participant if, in the judgement of the Committee, all applicable Annual Performance Measures have been fully met.

     (d) Actual Awards for each Participant in the Plan shall be determined by the Committee following the end of the applicable Performance Period, taking into account how the Company performed on the basis of the Annual Performance Measures developed and utilized by the Committee for the Performance Period. Notwithstanding the foregoing, if Southwest Gas Corporation's Chief Executive Officer (hereinafter the "CEO") or Chief Financial Officer (hereinafter the "CFO") are Participants, the Committee may consider the performance of PriMerit Bank during a Performance Period when examining the Annual Performance Measures and determining the Actual Award for the CEO and/or CFO for the period.

 6. PROCEDURES FOR CALCULATING AND PAYING ACTUAL AWARDS

     (a) The Committee shall establish the Annual Performance Measures that will be utilized for one or more Performance Periods in assessing the performance of the Company for the purpose of determining the Actual Awards earned under this Plan. These measures and the standards of performance associated with them may change from year to year and may receive different emphasis or weight according to the changing priorities of the Company. It is expected that the Annual Performance Measures generally will be tied to the financial performance of the Company and will be based on a combination of (i) the Company's performance in relation to its own performance standards and (ii) the Company's performance in relation to that of its Peer Group.

     (b) Following the end of each Performance Period, the Committee will compare the Company's actual performance during such period with the Annual Performance Measures it established for the period, and the Actual Award, if any, for a Participant will be calculated. For each Performance Period the Committee will utilize an award schedule for calculating the Actual Awards earned on the basis of the Company's performance. The award schedule may be modified by the Committee from year to year as Annual Performance Measures or the standards of performance associated with such measures change.

     (c) Following the calculation of the Actual Awards, an Award Conversion will be made whereby the Actual Awards for each Participant will be split into two components. The first component will be a dollar amount that is payable to the Participant in cash as soon as the Committee deems practical following the Award Conversion Date. The second component will be a dollar amount that is converted into whole or partial Performance Shares, which shall be restricted for a period of at least thirty six consecutive calendar months beginning on the Award Conversion Date applicable to such shares. The number of Performance Shares allocable to each Participant shall be determined by dividing
         (i) the dollar amount
         available for the Participant's Performance Shares (determined by the Award Conversion), by (ii) the closing per share value of the Common Stock on the New York Stock Exchange on the last trading day on the Exchange before the Award Conversion Date. Payment of Performance Shares shall occur at the time provided in Plan Section 7(c).

     (d) The Committee shall have the sole and absolute responsibility for determining Actual Awards of Participants. Generally, the Actual Awards generated by application of the award schedule established by the Committee for one or more Performance Periods will be the Actual Awards that will be payable to each Participant; provided, however, that the Committee may, prior to the Award Conversion Date, alter the Actual Awards generated by the awards schedule if, in the opinion of the Committee, there have been exceptional circumstances that have either created inappropriate windfalls or shortfalls in the Company's performance (or the performance of PriMerit Bank in the case of the CFO and CEO), which, in turn, have resulted in inappropriately large or small Actual Awards.

     (e) If, during a Performance Period, the Committee determines that the established Annual Performance Measures are no longer suitable due to a change in the Company's business, operations, corporate structure, capital structure, or other conditions the Committee deems to be material, the Committee may modify the Annual Performance Measures as it considers appropriate and equitable.

 7. PERFORMANCE SHARES

     (a) On the Award Conversion Date, Participants who earned an Actual Award during the preceding Performance Period will have an entry made on the Company's books reflecting the Performance Shares allocable to them as determined pursuant to Plan Section 6(c).

     (b) A Participant's Performance Shares earned in a given Performance Period will be subject to a Restriction Period of at least thirty six consecutive calendar months beginning on the Award Conversion Date applicable to such shares. During the Restriction Period, the Participant may not, except as provided in Plan Section 8(d), receive payment for his or her Performance Shares.

     (c) For the Restriction Period applicable to each Performance Period, the Committee shall establish certain Long-Term Performance Measures that will be used to determine the number of Performance Shares that shall be paid to the Participant on the date(s) determined by the Committee which shall be within a reasonable period following the end of the Restriction Period. Notwithstanding anything in this Plan to the contrary, if the Committee determines that the Company has satisfied or failed to satisfy the Long-Term Performance Measures, it may, as provided in Plan Section 7(e), increase or decrease the number of Performance Shares credited to the Participant at the beginning, and over the course of the Restriction Period. The Long-Term Performance Measures will be tied to the performance of the Company (in the case of the CEO and CFO, the Committee may also consider the performance of PriMerit Bank) as measured against certain financial criteria and may be specified in absolute terms or specified relative to the performance of a Peer Group (in the case of the CEO and CFO the Committee may also consider the performance of PriMerit Bank).

     (d) During each Restriction Period, a Participant will receive Dividend Credits equal to the quarterly dividend paid per share of Common Stock, multiplied by the number of Performance Shares then credited to the Participant on the Company's records, and divided by the closing per share value of the Common Stock on the New York Stock Exchange on the date such dividends are paid or the last trading day on the Exchange before such payment. These additional Performance Shares will be subject to the same restrictions as the Performance Shares already credited to the Participant, and such restrictions will lapse at the same time as the restrictions lapse on the Performance Shares granted at the Award Conversion Date.

     (e) Following the end of a Restriction Period, the Participant shall receive a specific number of shares of Common Stock equal to the total number of Performance Shares allocated to the Participant at the beginning of such Restriction Period plus the Performance Shares credited quarterly through Dividend Credits during the Restriction Period. The total number of shares of Common Stock the Participant is entitled to receive may be modified by up to plus or minus 20% on the basis of how the Company performs (as to the CEO and CFO, the Committee may also consider the performance of PriMerit Bank) during the length of the Restriction Period against the Long-Term Performance Measures established by the Committee for the Restriction Period. Payment of Common Stock pursuant to this paragraph shall occur on the date(s) determined by the Committee which shall be within a reasonable period following the end of the Restriction Period applicable to such Performance Shares.

     (f) Notwithstanding anything else in this Plan to the contrary, if the Plan is not approved by Southwest Gas Corporation shareholders pursuant to Plan Section 12, the Performance Shares shall not entitle the Participant to receive shares of Common Stock of the Company following the end of the Restriction Period but shall instead entitle the Participant to receive a cash payment following the end of the Restriction Period. The cash payment shall equal the fair market value of the shares of Common Stock the Participant would have received hereunder. For this purpose, the fair market value of the Common Stock shall be determined using closing per share value of the stock on the New York Stock Exchange on the last trading day on the Exchange of the applicable Restriction Period.

 8. PARTICIPANT TERMINATIONS AND TRANSFERS

     (a) Should a Participant's continuous employment with the Company terminate for any reason other than death, Disability, Retirement, or Involuntary Termination Without Cause during a Performance Period, the Participant's right to receive an Actual Award for such period will be forfeited by the Participant.

     (b) Should a Participant's continuous employment with the Company terminate for any reason other than death, Disability, Retirement, or Involuntary Termination Without Cause during a Restriction Period, the Participant's right to receive payments of his or her outstanding Performance Shares will be forfeited by the Participant.

     (c) Should a Participant die, become Disabled, Retire, or have his or her employment Involuntarily Terminated Without Cause during the Performance Period, the Participant (or the Participant's beneficiary in the case of a deceased Participant) will be entitled to receive an Actual Award at the end of the Performance Period determined on a pro rata basis according to the number of months of the Performance Period actually worked while being a Participant in the Plan.

     (d) Should a Participant die, become Disabled, Retire, or have his or her employment Involuntarily Terminated Without Cause during a Restriction Period, the Participant (or the Participant's beneficiary in the case of a deceased Participant) will receive a distribution of Common Stock equal to the total number of Performance Shares then credited to the Participant. If Plan Section 7(f) applies, cash and not Common Stock shall be paid and the amount of such payment shall be determined by multiplying the Participant's Performance Shares by the closing per share value of the Common Stock on the New York Stock Exchange on the date of such event or the last trading day on the Exchange before such event. Payment of Common Stock (or cash if Plan Section 7(f) applies) shall occur within a reasonable period (as determined by the Committee) following the date of the Participant's death, Disability, Retirement, Disability, or Involuntary Termination Without Cause.

        A Participant shall have the right to designate any person as his or her Beneficiary to whom benefits determined under Plan Section 8(c) and the preceding paragraph ("Death Benefits") shall be paid in the event of the Participant's death prior to the total distribution of his/her Death Benefits. If greater than 50 percent of the Death Benefits is designated to a beneficiary other than the Participant's lawful spouse, such beneficiary designation must be consented to by the Participant's lawful spouse. Each beneficiary designation must be in written form prescribed by the Committee and will be effective only when filed with the Committee, or its designee, during the Participant's lifetime.

        A Participant may change a beneficiary designation, subject to spousal consent under the preceding paragraph, by filing a new beneficiary designation with the Committee or its designee. The filing of a new beneficiary designation form will cancel all beneficiary designations previously filed. The Committee shall be entitled to rely on the beneficiary designation last filed by the Participant prior to his/her death. Any payment made in accordance with such designation shall fully discharge the Company from all further obligations with respect to the amount of such payments.

        If a beneficiary entitled to receive benefits under the Plan is a minor or a person declared incompetent, the Committee may direct payment of such benefits to the guardian or legal representative of such minor or incompetent person. The Committee may require proof of incompetency, minority or guardianship as it may deem appropriate prior to distribution of any Death Benefits. Such distribution shall completely discharge the Committee and the Company from all liability with respect to such payments.

        If no beneficiary designation is in effect at the time of the Participant's death, or if the named beneficiary predeceased the Participant, then the beneficiary shall be: (1) the surviving lawful spouse; (2) if there is no surviving lawful spouse, then Participant's issue per stirpes; or (3) if no surviving lawful spouse or issue, then Participant's estate.

     (e) If a Participant changes jobs with the Company during the course of a Performance Period and his or her new job has a different Incentive Award Opportunity under the Plan, the Participant's Incentive Award Opportunity for the Performance Period shall be the sum of the products obtained by multiplying (i) the percentage of the full Performance Period spent in each job by (ii) the Incentive Award Opportunity for each such job. In special circumstances, which the Committee may identify from time to time, the Participant may be assigned for the full Performance Period the Incentive Award Opportunity that corresponds to any one of the jobs held by the Participant during the Performance Period rather than combining partial Incentive Award Opportunities for the jobs.

     (f) Should a Key Employee become eligible to participate in the Plan after the beginning of a Performance Period, the Participant will be entitled to an Incentive Award Opportunity on the basis of the number of months of the full Performance Period the Key Employee is a Participant in the Plan.

 9.  CHANGES IN CAPITAL STRUCTURE AND OTHER EVENTS

     (a) Notwithstanding anything in the Plan to the contrary, upon dissolution or liquidation of the Company (or upon a reorganization, merger, or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation,) or upon the sale of all or substantially all of the assets of the Company, Performance Shares then outstanding under the Plan will, within a reasonable time period following such change, be determined by the Committee and settled and paid on the basis of the amount, and other terms, as determined by the Committee, unless provisions are made for the continuance of the Plan and the assumption or the substitution of such Performance Shares with new awards by such successor employer corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of units, prices, and Performance Share values.

     (b) All determinations, decisions, and adjustments made by the Committee pursuant to Plan Section 9(a) will be final, binding, and conclusive. No fractional interest will be issued under the Plan on account of such adjustments.

     (c) In the event (i) a report on Schedule 13D is filed with the Securities and Exchange Commission pursuant to Section 13(d) of the Securities Exchange Act of 1934 (referred to as the "Act") disclosing that any "person" (as defined in Section 13(d) of the Act) other than the Company or one of its subsidiaries or an employee benefit plan sponsored by the Corporation or one of its subsidiaries is the beneficial owner, directly or indirectly, or twenty percent (20%) or more of the combined voting power of the then outstanding securities of the Company; (ii) any "person" (as defined in Section 13(d) of the Act) other than the Company or one of its subsidiaries, or an employee benefit plan sponsored by the Company or one of its subsidiaries shall purchase securities pursuant to a tender offer or exchange offer to acquire any Common Stock of the Company (or securities convertible in Common Stock) for cash, securities, or any other consideration, provided that after the consummation of the offer, the person in question is the "beneficial owner" (as such term is defined in Rule 13d-3 under the Act), directly or indirectly or twenty percent (20%) or more of the combined voting power of the then outstanding securities of the Company (as determined under paragraph (d) of Rule 13d-3 under the Act, in the case of rights to acquire Common Stock); (iii) the stockholders of the Company shall approve (a) any consolidation or merger of the Company (1) in which the Company is not the continuing or surviving corporation, (2) pursuant to which shares of Common Stock of the Company would be converted into cash securities, or other property, or (3) with a corporation that prior to such consolidation or merger owned twenty percent (20%) or more of the cumulative voting power of the then outstanding securities of the corporation, or (b) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Company; or (iv) there shall have been a change in the majority of the Board of the Company within a twelve-month period, unless the election or nomination for election by the Company's stockholders of each director during such twelve-month period was approved by the vote of two-thirds ( 2/3) of the directors then in office who were directors at the beginning of such twelve-month period, the Committee may in its sole and absolute discretion, without obtaining stockholder approval, at the time of any one or more of the foregoing actions, to the extent permitted in Plan Section 7, with respect to all Participants:

          (i) Accelerate the settlement dates of some or all outstanding Performance Shares;

          (ii) Make any other adjustments or amendments to the Plan and outstanding Incentive Award Opportunities and Performance Shares; or

          (iii) Substitute new Incentive Award Opportunities.

10.  PROVISIONS REGARDING WITHHOLDING TAXES

     (a) The Committee may require a Participant receiving Common Stock upon conversion of Performance Shares awarded hereunder to reimburse the Company for any taxes required by any government to be withheld or otherwise deducted and paid by the Company in respect of the issuance to or disposition of shares by the Participant (a "Taxable Event"). Any payment on account of a tax obligation shall be in a form acceptable to the Committee. If upon the occurrence of a Taxable Event the Participant does not, in the time required by law or designated by the Committee, reimburse the Company for taxes as provided for above: (i) the Company shall have the right to withhold some or all of the amount of such taxes from any other sums due or to become due from the Company to the Participant upon such terms and conditions as the Committee shall prescribe, and
         (ii) the Company may satisfy some or all of the tax obligation of such Participant by withholding shares of Common Stock acquired by the Participant in the conversion of any Performance Shares and may in the same manner satisfy some or all of any additional tax obligation resulting from such withholding.

     (b) At any time that the Company becomes subject to a withholding obligation under applicable law with respect to the conversion of Performance Shares, except as set forth below with respect to persons subject to Section's 16(a) and (b) of the Exchange Act, a Participant may elect to satisfy, in whole or in part, the Participant's related estimated personal tax liabilities by directing the Company to withhold from the shares of Common Stock issuable in the related conversion of Performance Shares either (i) a specified percentage of shares, (ii) a specified number of shares or (iii) shares having a specified value, in each case with a value not in excess of such estimated tax liabilities. Such an election shall be irrevocable. The shares of Common Stock withheld in payment shall be valued at their fair market value on the date that the withholding obligation arises (the "Tax Date"). The Committee may disapprove of any election, suspend or terminate the right to make elections or provide that the right to make elections shall not apply to particular conversions. If a Participant is a person subject to Sections 16(a) and (b) of the Exchange Act then (A) any election by such Participant must be made either (i) at least six months prior to the relevant Tax Date or (ii) on or prior to the relevant Tax Date and during a period that begins on the third business day following the date of release for publication of the Company's quarterly or annual summary statements of sales and earnings and that ends on the twelfth business day following such date and (B) the election may not be made with respect to shares of Common Stock representing a conversion of a Performance Shares grant, or the withholding obligation arising thereon, if the relevant Performance Shares were granted six months or less prior to the date of election. The Committee may impose any other conditions or restrictions on the right to make an election as it shall deem appropriate.

11.  PROVISIONS APPLICABLE TO COMMON STOCK

     (a) Shares of Common Stock to be delivered to Participants at the end of the Restriction Period may be previously authorized but unissued shares or may be previously issued and reacquired shares.

     (b) If at any time the Board shall determine in its discretion that the listing, registration or qualification upon any national securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale, purchase, issuance or delivery of Common Stock under the Plan, no Common Stock shall be sold, purchased, issued or delivered, as the case may be, unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board.

     (c) Except as hereafter provided and if so required by the Committee, the recipient of any Performance Share award shall, upon receipt of any shares of Common Stock due to the Award Conversion of Performance Shares represented by the award, execute and deliver to the Company a written statement, in form satisfactory to the Company, in which such Participant represents and warrants that such Participant is acquiring the shares for such Participant's own account, for investment only and not with a view to the resale or distribution thereof, and agrees that any subsequent offer for sale or sale or distribution of any such shares of Common Stock shall be made only pursuant to either (a) a Registration Statement on an appropriate form under the Securities Act of 1933, as amended (the "Securities Act"), which Registration Statement has become effective and is current with regard to the shares of Common Stock being offered or sold, or (b) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the holder or recipient shall, if required by the
        Company, prior to any offer for sale or sale of such shares, obtain a favorable written opinion, in form and substance satisfactory to the Company, from counsel for or approved by the Company, as to the applicability of such exemption thereto. The foregoing restriction shall not apply to (i) issuances by the Company so long as the shares being acquired are registered under the Securities Act and a prospectus in respect thereof is current or (ii) reofferings of shares by affiliates of the Company (as defined in Rule 405 or any successor rule or regulation promulgated under the Securities Act) if the shares being reoffered are registered under the Securities Act and a prospectus in respect thereof is current.

     (d) The Company may endorse such legend or legends upon the certificates for shares of Common Stock issued upon conversion of Performance Shares made and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as, in its discretion, it determines to be necessary or appropriate to (i) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, or (ii) implement the provisions of the Plan and any agreement between the Company and the Participant.

     (e) The Company shall pay all issue taxes with respect to the issuance of shares of Common Stock upon conversion of Performance Shares, as well as all fees and expenses necessarily incurred by the Company in connection with such issuance.

12. EFFECTIVE DATE; STOCKHOLDER APPROVAL

     The Plan shall become effective upon adoption by the Board, provided, however, that unless and until the Plan is approved by a vote of the shareholders of Southwest Gas Corporation at the 1994 annual shareholders' meeting, all Performance Shares awarded hereunder shall, when otherwise payable under the Plan, be, as provided in Plan Section 7(f), converted into cash and not Common Stock.

13. AMENDMENT AND TERMINATION OF THE PLAN


     The Board at any time and from time to time may, without prior notice to Participants, suspend, terminate, modify, or amend the Plan. Except as otherwise provided for in Plan Sections 5, 6, 7, 8 and 9, no suspension, termination, modification, or amendment of the plan may adversely affect any award previously granted, unless the written consent of the Participant is obtained. Notwithstanding the authority granted to the Board herein, if the shareholders of Southwest Gas Corporation have approved this Plan as contemplated in Plan
Section 12 above, no amendment to the Performance Share provisions of this Plan shall become effective without shareholder approval if, as to executive officer Participants, such amendment would:


          (i) materially increase the benefits accruing to such Participants under the Plan;

          (ii) materially increase the number of Performance Shares which may be issued to such Participants under the Plan; or

          (iii) materially modify the requirements as to eligibility for executive participation in the Plan.

14. BENEFIT CLAIMS PROCEDURE

     (a) Any claim for money or stock awards under the Plan shall be made in writing to the Committee. If such claim is wholly or partially denied, the Committee shall, within ninety (90) days after receipt of the claim, notify the Participant or Beneficiary of the denial of the claim. Such notice of denial shall (i) be in writing, (ii) be written in a manner calculated to be understood by the Participant or Beneficiary, and
         (iii) contain the specific reason or reasons for denial of the claim, a specific reference to the pertinent Plan provisions upon which the denial is based, a description of any additional material or information necessary to perfect the claim, along with an explanation of why such material or information is necessary, and an explanation of the claim review procedure. The ninety (90) day period may, under special circumstances, be extended up to an additional ninety (90) days upon written of such extension to the Participant or Beneficiary which notice shall specify the special circumstances and the extended date of the decision. Notice of extension must be given prior to expiration of the initial ninety (90) day period. If not notice of decision is given within the periods specified above, the claim shall, on the last day of the notice period, be deemed to have been denied and the Participant or Beneficiary may file a request for review as provided in the next paragraph.

     (b) Within sixty (60) days after the receipt of the decision denying a claim (or the occurrence of the date that a claim is deemed denied) by the Participant or Beneficiary, the Participant or Beneficiary may file a written request with the Committee that it conduct a full and fair review of the denial of the claim. The Participant or Beneficiary or his or her duly authorized representative may review pertinent documents and submit issues and comments in writing to the Committee in connection with the review.

     (c) The Committee shall deliver to the Participant or Beneficiary a written decision on the review of the denial within sixty (60) days after receipt of the aforesaid request for review, except that if there are special circumstances (such as the need to hold a hearing, if necessary) which require an extension of time for processing, the aforesaid sixty (60) day period shall, upon written notice to the Participant or Beneficiary be extended an additional sixty (60) days. Such decision shall (i) be in writing, (ii) be written in a manner calculated to be understood by the Participant or Beneficiary, (iii) include the specific reason or reasons for the decision, and (iv) contain a specific reference to the pertinent Plan provisions upon which the decision is based. If the decision on review is not delivered to the Participant or Beneficiary within the periods specified, the claim shall be considered denied on the last day of the review period.

     (d) Upon a Participant or Beneficiary filing a claim, the Committee shall notify the party filing of the claim and review procedure including the time periods involved.

15. GENERAL PROVISIONS

     (a) Nothing in this Plan or in any award granted pursuant hereto shall confer on an individual any right to continue in the employ of the company or any of its subsidiaries or interfere in any way with the right of the Company or any such subsidiary to terminate any employment.

     (b) Upon its adoption by the Board, this Plan shall replace the existing Southwest Gas Corporation Management Incentive Plan with respect to periods commencing January 1, 1993.

     (c) Awards granted under the Plan shall not be transferable otherwise than as provided for in Plan Section 8(d), by will or by the laws of descent and distribution, and awards may be realized during the lifetime of the Participant only by the Participant or by his guardian or legal representative.

     (d) The section and subsection heading are contained herein for convenience only and shall not affect the construction hereof.

     (e) A Participant's rights to Performance Shares and other Plan benefits represent rights to merely an unfunded and unsecured promise of a future payment of money or property. A Participant shall look only to the Company for the payment of Performance Shares and other Plan benefits and such shares and benefits shall, until paid, be subject to the claims of Company creditors. A Participant's rights under the Plan shall be only that of an unsecured general creditor of the Company.


     IN WITNESS WHEREOF, Southwest Gas Corporation has caused this Plan to be executed this 12th day of May, 1993.


                                          SOUTHWEST GAS CORPORATION


                                          By   MICHAEL O. MAFFIE



                                          Its   PRESIDENT


Logo-printed on recycled paper

                           SOUTHWEST GAS CORPORATION
                                                                              P
                  P.O. Box 98510, Las Vegas, Nevada 89193-8510                R
                                                                              O
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS         X
                                                                              Y
        The undersigned hereby appoints Kenny C. Guinn and Lloyd T. Dyer as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated below, all the shares of common stock of the undersigned at the annual meeting of shareholders to be held on Thursday, May 12, 1994, at the Company's Headquarters at 5241 Spring Mountain Road, Las Vegas, Nevada, and any adjournments thereof; and at their discretion, with authorization to vote such common shares on any other matters as may properly come before the meeting or any adjournments thereof.

1. ELECTION OF DIRECTORS

   Ralph C. Batastini           Kenny C. Guinn               Leonard R. Judd              Carolyn M. Sparks
   Manuel J. Cortez             Thomas Y. Hartley            James R. Lincicome           Robert S. Sundt
   Lloyd T. Dyer                Michael B. Jager             Michael O. Maffie

/ /  FOR all the foregoing nominees      / /  WITHHOLD AUTHORITY to vote for all
                                              the foregoing nominees


  NOTE: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THAT NOMINEE'S NAME. UNLESS AUTHORITY TO VOTE FOR ALL THE FOREGOING NOMINEES IS WITHHELD, THIS PROXY WILL BE DEEMED TO CONFER AUTHORITY TO VOTE FOR EVERY NOMINEE WHOSE NAME IS NOT STRUCK.

2. PROPOSAL TO APPROVE THE CLASSIFICATION OF THE BOARD OF DIRECTORS:
                / /  FOR        / /  AGAINST        / /  ABSTAIN

3. PROPOSAL TO APPROVE THE COMPANY'S MANAGEMENT INCENTIVE PLAN:
                / /  FOR        / /  AGAINST        / /  ABSTAIN

4. PROPOSAL TO APPROVE THE APPOINTMENT OF ARTHUR ANDERSEN & CO. as the independent public accountants of the corporation:
                / /  FOR        / /  AGAINST        / /  ABSTAIN

               (IMPORTANT -- SIGNATURE REQUIRED ON REVERSE SIDE)


- -------------------------------------------------------------------------------

P        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
R     HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS
O     PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4. FURTHER, IF CUMULATIVE
X     VOTING RIGHTS FOR THE ELECTION OF DIRECTORS (PROPOSAL 1) ARE EXERCISED,
Y THE PROXIES, UNLESS OTHERWISE INSTRUCTED, WILL CUMULATIVELY VOTE THEIR SHARES AS PROVIDED FOR IN THE PROXY STATEMENT.

                                                        Dated:____________, 1994


                                                       _________________________
                                                             (Signature)

                                                       _________________________
                                                          (Signature if held
                                                               jointly)

                                                        Please sign exactly as
                                                        name appears on this
                                                        proxy card. When shares
                                                        are held by joint
                                                        tenants, both should
                                                        sign. When signing as
                                                        attorney, executor,
                                                        administrator, trustee
                                                        or guardian, please give
                                                        full title as such. If a
                                                        corporation, please sign
                                                        in full corporate name
                                                        by president or other
                                                        authorized officer. If a
                                                        partnership, please sign
                                                        in partnership name by
                                                        authorized person.

April 11, 1994






Dear EIP Participant:

Enclosed please find the proxy statement and proxy card for the 1994 annual meeting. The statement contains important issues for your consideration.

Please take the time to review the documents and cast your vote as quickly as possible. If you have any questions regarding the issues, please call Laura Hobbs, Manager/Investor Relations at (702) 876-7237.

Sincerely,




Roger Elbert
Manager/Benefits

Enclosures

                                    APPENDIX



     Map located on fourth page of document shows location of 1994 Annual Meeting of Shareholders being held at the Company's Headquarters office building, 5241 Spring Mountain Road, Las Vegas, Nevada.